EXHIBIT 99.1
FOR RELEASE ON: February 23, 2011 at 7:30 a.m. ET

CONTACT:	Dan Behrendt Chief Financial Officer TASER International, Inc. (480) 905-2000
TASER International Reports Fourth Quarter Results
Company Generates $3.2 Million in Cash on $22.9 Million in Revenue
SCOTTSDALE, Ariz., February 23, 2011 — TASER International, Inc. (NASDAQ: TASR), today announced financial results for the fourth quarter and year ended December 31, 2010.
Q4 2010 Financial Summary:
•
Net sales were $22.9 million in the quarter, a decrease of $8.1 million or 26.3% compared to fourth quarter 2009 sales of $31.0 million on an adjusted basis. Prior year fourth quarter sales were increased by $3.5 million from the recognition of deferred revenue related to the TASER® X26™ Electronic Control Device (ECD) trade-in program, which was introduced with the launch of the TASER® X3™ product. The decrease in net sales was driven by fewer individually significant orders from domestic and international law enforcement and military customers.

•
Gross margin declined to 51.7% in the fourth quarter of 2010, compared to 59.0% on an adjusted basis, in the same period last year. The decline was primarily attributed to a reduced leverage on indirect manufacturing expenses due to the decrease in sales. Following the official launch of Evidence.com, data center operating and software maintenance costs are included in cost of sales, which reduced gross margin as a percent of sales by 4.8% (from 56.5% before data center operations and software maintenance to 51.7% net).

•
Sales, general and administrative (SG&A) expenses of $9.3 million in the fourth quarter of 2010 decreased 5%, or $0.5 million, compared to the fourth quarter of 2009, a result of tighter cost-control measures implemented by the Company in 2010.

•
Research and development (R&D) expenses decreased $2.2 million to $2.5 million in the fourth quarter of 2010, a 47% decrease from the same period last year. The reduction is partially attributed to costs in the prior year for the AXON product as well as the impact of cost reduction measures. Additionally, the launch of Evidence.com resulted in the Company including $1.1 million of expenses in cost of products sold for ongoing delivery and maintenance of the product, which were previously included in R&D.

•
Adjusted operating income, which excludes the impact of stock-based compensation charges and depreciation and amortization, was $2.9 million for the fourth quarter of 2010, a $3.3 million decrease from adjusted operating income of $6.2 million in the fourth quarter of 2009. GAAP loss from operations was $31,000 for the quarter, compared to income from operations of $7.2 million for the fourth quarter of 2009.

•	Net loss for the fourth quarter of 2010 was $0.2 million, representing a $(0.00) net loss per share on a basic and diluted basis.

•
The Company generated $3.2 million in cash from operating activities in the fourth quarter and $0.8 million for the year. Year-end cash and cash equivalents were $42.7 million and the company maintained no debt on its balance sheet.

Significant events in the fourth quarter of 2010 included the following:
•
The Company recorded a significant order to ship 1000 TASER X3 ECDs and related accessories from the Arizona Department of Public Safety (DPS). This order represents the largest single purchase of TASER X3 ECDs and is considered full deployment by the Arizona DPS.

“In 2010, we made significant investments to execute on our strategy of becoming a full solutions-provider to our customers,” commented Rick Smith, CEO of TASER International, Inc. “We advanced on our strategic objectives of expanding our customer base domestically and internationally, investing in our people and technology, and developing new product offerings. With the introduction of AXON and Evidence.com, we created a new market that incorporates our strengths in hardware with our investments in software technology to capture even more market share. We believe these investments will yield significant long-term shareholder value. In 2011 we expect a slowly improving economy, our disciplined cost structure and our unique product offerings to drive further improvement in our results.”
The Company will host its fourth quarter 2010 earnings conference call on Wednesday, February 23, 2011 at 10:00 a.m. ET. To access the audio teleconference, please dial: 1-866-804-6929 or 1-857-350-1675 for international callers. The pass code is 65981446 for both numbers.
Non-GAAP Measures
To supplement the Company’s Statements of Operations presented in accordance with GAAP, we are presenting non-GAAP measures of certain components of financial performance. We have presented these measures for our investors to be better able to compare our current results with those of previous periods and have shown a reconciliation of GAAP to the non-GAAP financial measures in the tables at the end of this release. These non-GAAP measures include the impact of non-cash stock-based compensation expense, depreciation and amortization. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenses and expenditures that may not be indicative of our “recurring core business operating results,” meaning our operating performance excluding non-cash charges, such as stock-based compensation, depreciation and amortization and other discrete charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity.
Caution on Use of Non-GAAP Measures
As noted previously, these non-GAAP financial measures are not consistent with GAAP because they do not reflect the impact of other non-cash charges. Management believes investors will benefit from greater transparency in referring to these non-GAAP financial measures when assessing the Company’s operating results, as well as when forecasting and analyzing future periods. However, management recognizes that:
•	these non-GAAP financial measures are limited in their usefulness and should be considered only as a supplement to the Company’s GAAP financial measures;

•	these non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the Company’s GAAP financial measures;

•	these non-GAAP financial measures should not be considered to be superior to the Company’s GAAP financial measures; and

•
these non-GAAP financial measures were not prepared in accordance with GAAP and investors should not assume that the non-GAAP financial measures presented in this earnings release were prepared under a comprehensive set of rules or principles.

Further, these non-GAAP financial measures may be unique to the Company, as they may be different from non-GAAP financial measures used by other companies. As such, this presentation of non-GAAP financial measures may not enhance the comparability of the Company’s results to the results of other companies.
A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure or measures appears at the end of this press release.
About TASER International, Inc.
TASER International, Inc., (Nasdaq:TASR) is a global provider of safety technologies that prevent conflict and protect life. More than 16,000 public safety agencies in 40 countries rely on TASER electronic control devices (ECDs) and AXON™ on-officer camera systems to help protect and serve. TASER innovations benefit individuals and families too; providing personal protection and accountability while maintaining regard for life. Since 1994, more than 230,000 individuals have relied on TASER technology as a means for effective personal safety. Learn more about TASER International and its solutions at www.TASER.com, www.Evidence.com and www.Protector.com or by calling (800) 978-2737. Be a part of the TASER community by joining us on Facebook, Twitter and YouTube.
Note to Investors
To review the TASER International Safe Harbor Statement, please visit our Investor Relations Safe Harbor Statement at www.TASER.com/safeharbor.
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding TASER International, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; estimations regarding the size of our target markets; successful penetration of the law enforcement market; expansion of product sales to the private security, military and consumer self-defense markets; growth expectations for new and existing accounts; expansion of production capability; new product introductions; product safety and our business model. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

TASER International assumes no obligation to update the information contained in this press release. These statements are qualified by important factors that could cause our actual results to differ materially from those reflected by the forward-looking statements. Such factors include but are not limited to: (1) market acceptance of our products; (2) our ability to establish and expand direct and indirect distribution channels; (3) our ability to attract and retain the endorsement of key opinion-leaders in the law enforcement community; (4) the level of product technology and price competition for our products; (5) the degree and rate of growth of the markets in which we compete and the accompanying demand for our products; (6) risks associated with rapid technological change and new product introductions; (7) competition; (8) litigation including lawsuits resulting from alleged product related injuries and death; (9) media publicity concerning allegations of deaths and injuries occurring after use of the TASER device and the negative effect this publicity could have on our sales; (10) TASER device tests and reports; (11) product quality; (12) implementation of manufacturing automation; (13) potential fluctuations in our quarterly operating results; (14) financial and budgetary constraints of prospects and customers; (15) potential delays in international and domestics orders; (16) dependence upon sole and limited source suppliers; (17) negative reports concerning the TASER device; (18) fluctuations in component pricing; (19) government regulations and inquiries; (20) dependence upon key employees and our ability to retain employees; (21) execution and implementation risks of new technology; (22) ramping manufacturing production to meet demand; (23) medical and safety studies; (24) field test results; and (25) other factors detailed in our filings with the Securities and Exchange Commission, including, without limitation, those factors detailed in the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
For investor relations information please contact Katie Pyra by phone at 480-515-6330 or via email at IR@TASER.com, or Dan Behrendt, Chief Financial Officer of TASER International, Inc., 480-905-2002.
- more -

TASER International, Inc.
Consolidated Statements of Operations
(Unaudited)

	For the Three Months Ended
	December 31, 2010	December 31, 2009

Net Sales	$22,881,512	34,502,925
Cost of Products Sold	11,043,252	12,735,946

Gross Margin	11,838,260	21,766,979

Sales, general and administrative expenses	9,337,920	9,789,544
Research and development expenses	2,530,862	4,753,947

Income (loss) from operations	(30,522)	7,223,488

Interest and other income, net	1,353	8,502

Income (loss) before provision for income taxes	(29,170)	7,231,990
Provision for income taxes	167,793	2,865,917

Net Income (loss)	$(196,963)	4,366,073

Income (loss) per common and common equivalent shares
Basic	$(0.00)	$0.07
Diluted	$(0.00)	$0.07

Weighted average number of common and common equivalent shares outstanding
Basic	62,346,388	62,006,804
Diluted	62,346,388	63,262,151

TASER International, Inc.
Consolidated Statements of Operations
(Unaudited)

	For the Twelve Months Ended
	December 31, 2010	December 31, 2009

Net Sales	$86,930,019	$104,251,560
Cost of Products Sold	41,563,144	40,849,151

Gross Margin	45,366,875	63,402,409

Sales, general and administrative expenses	39,094,625	43,479,232
Research and development expenses	11,411,889	20,002,351

Loss from operations	(5,139,639)	(79,174)

Interest and other income, net	25,819	170,547

Income (loss) before benefit for income taxes	(5,113,820)	91,373
Provision (benefit) for income taxes	(729,385)	92,479

Net Loss	$(4,384,435)	$(1,106)

Loss per common and common equivalent shares
Basic	$(0.07)	$(0.00)
Diluted	$(0.07)	$(0.00)

Weighted average number of common and common equivalent shares outstanding
Basic	62,524,446	61,920,094
Diluted	62,524,446	61,920,094

TASER International, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
GAAP net sales	$22,881,512	34,502,925	$86,930,019	104,251,560
Trade-in program revenue deferral	—	(3,465,650)	—	—

Adjusted revenues	$22,881,512	31,037,275	$86,930,019	104,251,560

GAAP gross margin	$11,838,260	21,766,979	$45,366,875	63,402,409
Trade-in program revenue deferral	—	(3,465,650)	—	—

Adjusted gross margin	$11,838,260	18,301,329	$45,366,875	63,402,409

GAAP Income (Loss) from operations	$(30,522)	7,223,488	$(5,139,639)	(79,174)
Trade-in program revenue deferral	—	(3,465,650)	—	—
Stock-based compensation expense (a)	843,677	1,206,656	3,682,675	4,988,837
Depreciation and amortization	2,043,690	1,226,142	7,286,915	3,634,412

Adjusted operating income	$2,856,845	6,190,636	$5,829,951	8,544,075

a)	Results include stock-based compensation as follows:

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Cost of products sold	$75,090	88,726	$300,787	349,243
Sales, general and administrative expenses	513,350	777,558	2,728,360	3,218,736
Research and development expenses	255,237	340,372	653,528	1,420,858

	$843,677	1,206,656	$3,682,675	4,988,837

TASER International, Inc.
Consolidated Balance Sheets
(Unaudited)

	December 31, 2010	December 31, 2009
Assets

Current assets:
Cash and cash equivalents	$42,684,241	$45,505,049
Accounts receivable, net of allowance of $200,000 in 2010 and 2009, respectively	13,542,535	15,384,993
Inventory	17,815,405	15,085,750
Prepaid expenses and other assets	1,999,525	1,461,539
Deferred income tax assets, net	6,284,489	8,447,915

Total current assets	82,326,195	85,885,246

Property and equipment, net	35,905,765	38,673,065
Deferred income tax assets, net	13,919,753	10,997,093
Intangible assets	3,090,876	2,765,701
Other long-term assets	944,346	104,812

Total assets	$136,186,935	$138,425,917

Liabilities and stockholders’ equity

Current liabilities:

Accounts payable	$4,550,789	$6,357,195
Accrued liabilities	3,759,800	4,252,577
Current portion of deferred revenue	3,265,260	2,819,155
Customer deposits	372,145	355,926

Total current liabilities	11,947,994	13,784,853

Deferred revenue, net of current portion	4,392,860	4,675,089
Liability for unrecognized tax benefits	2,281,840	2,264,779

Total liabilities	18,622,694	20,724,721

Stockholders’ equity
Preferred stock, $0.00001 par value per share; 25 million shares authorized; no shares issued and outstanding at December 31, 2010 and 2009	—	—
Common stock, $0.00001 par value per share; 200 million shares authorized; 62,621,268 and 62,119,063 shares issued and outstanding at December 31, 2010 and 2009, respectively	647	642
Additional paid-in capital	97,122,085	92,839,165
Treasury stock, 2,091,600 shares at December 31, 2010 and 2009	(14,708,237)	(14,708,237)
Retained earnings	35,185,191	39,569,626
Accumulated other comprehensive income/(loss)	(35,445)	—

Total stockholders’ equity	117,564,241	117,701,196

Total liabilities and stockholders’ equity	$136,186,935	$138,425,917

TASER International, Inc.
Selected Consolidated Statement of Cash Flows Information
(Unaudited)

	For the Twelve Months Ended
	December 31, 2010	December 31, 2009

Net loss	$(4,384,435)	$(1,106)
Depreciation and amortization	7,286,915	3,634,412
Stock-based compensation expense	3,682,675	4,988,837
Net cash provided by operating activities	783,673	10,117,286
Net cash used by investing activities	(4,471,703)	(11,679,875)
Net cash provided by financing activities	877,246	187,203
Cash and cash equivalents, end of period	$42,684,241	$45,505,049